BMT

BRYN MAWR TRUST

THE PROVEN CHOICE

4th Quarter 2015 Update

Safe Harbor

- This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

- Please see the section titled Safe Harbor beginning on slide 19 for more information regarding these types of statements.

- The information contained in this presentation is correct only as of January 29, 2016. Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Trust Overview

Overview

- Founded 1889 in Bryn Mawr, PA
- 34 branch locations and 4 wealth management offices in attractive markets
- Experienced management team with extensive banking and wealth management backgrounds
- Diversified revenue composition
  - Commercial bank
  - Wealth management
  - Insurance agency
  - Mortgage banking
- Proven acquirer
  - 8 acquisitions since 2009

Selected Financials as of 12/31/2015

Assets:	$3.0 billion
Loans & Leases:	$2.3 billion
Deposits:	$2.3 billion
Wealth assets:	$8.4 billion
Market capitalization:	$490 million
Dividend yield:	2.72%
Consecutive dividends:	Since 1993
NASDAQ:	BMTC

Attractive Geographic Markets

- 34 branches in highly attractive markets
- 4 Wealth Management Offices
  - Bryn Mawr, PA
  - Devon, PA
  - Hershey, PA
  - Wilmington, DE



33 Pennsylvania Branches
1 Delaware Branch
4 Wealth Management Offices
Pennsylvania
Dauphin County
Hershey
Montgomery County
Chester County
Philadelphia County
PHILADELPHIA
Delaware County
WILMINGTON
New Castle County
Delaware

Growth Strategies

1. Concentrate on core product solutions
2. High performance relationship-based sales
3. Invest in foundational strengths
4. Build out core franchise and target high-potential markets in PA, DE and NJ
5. Leverage the strength of the brand
6. Leverage HR as a strategic advantage
7. Supplement organic growth of bank and fee income segments with strategic acquisitions and lift-outs



Access to decision makers
High touch service culture
Financial Stability
Proven expertise on staff
Proven product and solution depth

4th Quarter and Full Year 2015 Highlights

Highlights	• Operating revenues grew $30.9 million year over year, or 25% • Non-interest income represents 35.9% of operating revenue for FY 2015 • Wealth assets under management grew 8.6% during 2015 • Maintenance of strong credit quality metrics, including NPAs/assets of 0.43%
Strong Organic Loan Growth	• 1.8% linked-quarter growth • Full year 2015 organic growth of 9.3%* • Commercial loan portfolio: 1.5% linked-quarter growth
Stable, Low Cost Deposit Base	• Non-interest bearing deposits >25% of total deposit base • Cost of funds unchanged at 0.43% during 2015 • Full year 2015 organic growth of 3.8%*
Capital Update	• Actively managing capital to enhance ROAE • Both the Corporation and Bank remain above well-capitalized regulatory levels • Corporation issued $30 million in subordinated debt (Repurchased ≈860,000 shares (≈5% of outstanding) during 2015, of which 724,000 are part of the updated buyback authorization of up to 1.2 million shares, or $40 million)
Consecutive paid dividends since 1993	• $0.20 quarterly dividend declared on January 21, 2016 • Dividend increased five consecutive years

*Organic growth excludes the deposits and loans acquired in the January 1, 2015 acquisition of Continental Bank Holdings, Inc. (CBH)

4Q15 Performance

	BMTC
Total assets	$3.0 billion
Market Capitalization	$490 million
Selected Financial Ratios	
Return on Average Assets (Core)**	1.01%
Return on Average Equity (Core)**	8.15%
Noninterest Income as a % of Operating Revenue	34.95%
Asset Quality	
NPAs as a % of Assets	0.43%
NCOs as a % of Average Loans	0.33%
NPLs as a % of Loans	0.45%
Market Data	
Beta	0.64
% Institutional Ownership	63.7%
Average Daily Volume (3 month avg)	90,000
LTM Dividend Payout Ratio (Core)	40.8%

- Disciplined credit culture
- Diversified revenue stream
- Low beta stock

Non-interest Income Composition



23%
5%
6%
66%
Fees for wealth management services (66%)
Insurance revenues (6%)
Net gain on sale of loans (5%)
Other (23%)

Source: SNL Financial and company filings
**Non-GAAP, see disclosure at the conclusion of the presentation

Net Interest Margin (tax-equivalent)


3.84%
3.79%
3.81%
3.65%
3.77%
0.11%
0.22%
0.23%
0.15%
0.13%
3.73%
3.57%
3.58%
3.50%
3.64%
4Q14
1Q15
2Q15
3Q15
4Q15
Fair Value Mark Accretion
BMTC NIM (tax-equivalent), Excluding Effect of Fair Value Mark Accretion
Peer Median NIM (tax-equivalent)

- Net interest margin (tax-equivalent) of 3.77% in 4Q15 vs. 3.84% in 4Q14
- Increase to fair value mark accretion from 4Q14 to 1Q15, the result of the CBH acquisition on January 1, 2015

Source: SNL Financial and company filings

Efficiency Ratio Management



$45,000
$37,500
$30,000
$22,500
$15,000
$7,500
$-
(in thousands)
62.5%
60.5%
60.5%
60.9%
63.0%
4Q14
1Q15
2Q15
3Q15
4Q15
Operating Revenue
Total Noninterest Expense*
Efficiency Ratio*

- Full realization of CBH cost savings expected 1Q16
- Focus on expense control while investing in foundational strengths

*Excludes amortization of intangible assets, due diligence and merger-related expenses, pension termination, severance, branch lease termination, debt and swap prepayment penalty, and impairment on intangible asset expenses

Focus on Non-interest Income


Non-interest Income as a % of Operating Revenue
$17,500
$14,000
$10,500
$7,000
$3,500
$-
$12,883
$14,765
$14,177
$13,350
$13,668
39.8%
37.3%
36.1%
35.0%
35.0%
22.6%
22.8%
24.0%
21.9%
4Q14
1Q15
2Q15
3Q15
4Q15
BMTC Non-interest Income
BMTC
Peer Median

Wealth Management

- 3 acquisitions since 2009 totaling approximately $2.7 billion in AUM
- Cumulative AUM growth since 2009 over $6 billion

Insurance agency

- 2 acquisitions since 2014
- Insurance revenue of $23.7 million in 2015, or an increase of 210% year-over-year

Grow both organically and through acquisitions

Source: SNL Financial and company filings

Wealth Management



40.0%
30.0%
20.0%
10.0%
0.0%
28.6%
23.0%
24.5%
24.1%
23.0%
$7,700
$7,816
$8,536
$8,218
$8,365
4Q14
1Q15
2Q15
3Q15
4Q15
$8,800
$8,400
$8,000
$7,600
$7,200
$6,800
$6,400
$6,000
(in millions)
Wealth AUM
Wealth Fees as a % of Operating Revenues

- 8.6% - Wealth AUM growth during 2015
- National Scope with Attractive Office Locations
  - Philadelphia (Offices in Bryn Mawr and Devon)
  - Wilmington, DE (Lau Associates, BMT of Delaware)
  - Hershey, PA
- Full Service Product Offerings
  - Financial/Estate/Retirement Planning, Tax Services, Insurance, Investment Management, etc.

Loan Portfolio Composition


12/31/14 $1.65 billion
3%
1%
20%
11%
19%
4%
42%
Consumer
Commercial & Industrial
Commercial mortgages
Construction
Residential mortgages
Home equity lines & loans
Leases
12/31/15 $2.27 billion
2%
1%
9%
23%
18%
4%
42%

- Experienced lenders with extensive banking backgrounds
- Stable and diversified mix of assets with a history of strong credit quality
- Full year 2015 organic loan growth of 9.3%*

*Organic growth excludes loans acquired in the January 1, 2015 acquisition of Continental Bank Holdings, Inc.

Asset Quality



Net Charge-offs as a % of Average Loans
0.17%
0.16%
0.04%
0.10%
0.33%
0.11%
0.10%
0.05%
0.04%
4Q14
1Q15
2Q15
3Q15
4Q15
BMTC
Peer Median



Nonperforming Loans as a % of Total Loans
1.13%
1.12%
1.07%
1.02%
0.61%
0.44%
0.42%
0.55%
0.45%
4Q14
1Q15
2Q15
3Q15
4Q15
BMTC
Peer Median

- Disciplined credit culture
- Credit quality ratios amongst the best compared to peers
- Proven record of favorable asset quality metrics
- Level of ALLL consistent with superior credit quality

Source: SNL Financial and company filings

Deposit Composition


12/31/14 $1.69 billion
16%
34%
8%
4%
4%
7%
26%
Interest-bearing checking
Money market
Savings
Wholesale non-maturity
Wholesale time
Real time deposits
Non-interest bearing
12/31/15 $2.25 billion
15%
33%
8%
3%
2%
10%
28%

- High percent of non-interest-bearing deposits supports low cost of funds
- Stable core deposit base
- Full year 2015 organic deposit growth of 3.8%*

*Organic growth excludes deposits acquired in the January 1, 2015 acquisition of Continental Bank Holdings, Inc.

Capital Positions


Tier 1 Capital Ratio
12.00%
12.77%
12.50%
11.54%
10.72%
6.00%
8.00%
8.00%
8.00%
8.00%
4Q14
1Q15
2Q15
3Q15
4Q15
BMTC Tier 1 Capital Ratio
Well-Capitalized Threshold


Total Capital Ratio
12.87%
13.42%
13.16%
13.47%
12.61%
10.00%
10.00%
10.00%
10.00%
10.00%
4Q14
1Q15
2Q15
3Q15
4Q15
BMTC Total Capital Ratio
Well-Capitalized Threshold

All Capital Ratios Continue to Remain Above Well-Capitalized Thresholds


Tier 1 Leverage Ratio
9.43%
10.05%
10.20%
9.44%
9.02%
5.00%
5.00%
5.00%
5.00%
5.00%
4Q14
1Q15
2Q15
3Q15
4Q15
BMTC Tier 1 Leverage Ratio
Well-Capitalized Threshold


Common Equity Tier 1 Ratio
12.77%
12.50%
11.54%
10.72%
6.50%
6.50%
6.50%
6.50%
1Q15
2Q15
3Q15
4Q15
BMTC Common Equity Tier 1 Ratio
Well-Capitalized Threshold

Capital Management



Dividend Payout Ratio**
35.8%
43.0%
38.0%
43.5%
45.5%
35.7%
38.0%
35.6%
37.9%
4Q14
1Q15
2Q15
3Q15
4Q15
BMTC
Peer Median

- Strong capital position provides flexibility with
  - Dividends to shareholders
  - Share repurchases
  - Acquisition payment structure

**Core Dividend Payout Ratio for BMTC equals dividends declared per share divided by core diluted earnings per common share

- Board of Directors authorized new stock repurchase program in August 2015
  - 1.2 million shares with an aggregate purchase not to exceed $40 million
  - Represents 6.8% of shares outstanding at the time of announcement

Share Repurchase Program	
2Q15	88,800
3Q15	604,100
4Q15	169,600
1Q16	-
2Q16	-
Total	**862,500**

*shares repurchased in 2Q15, along with 49,700 shares repurchased in 3Q15 were from previous 2006 program

BMTC Performance

- 91 consecutive quarters of dividends paid to shareholders
- Continued growth in dividends paid
- Dividend yield of 2.72% at 12/31/15


Dividend History
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015


5-Year Total Stock Return
15.2%
35.7%
88.9%
101.0%
89.4%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
BMTC
NASDAQ Bank Index
KBW Bank Index
S&P Index

- Outperformed NASDAQ Bank Index, KBW Bank Index and S&P Index by over 8% for the 5-year period ending December 31, 2015
- Did not cut dividend during the financial crisis
- Stability: BMTC 1-year industry beta of 0.64 vs. Peer Median of 0.83

Sources: Bloomberg and company filings

Peer Companies

CNB Financial Corp.
ConnectOne Bancorp Inc.
Customers Bancorp Inc.
First Commonwealth Financial
Lakeland Bancorp
Metro Bancorp Inc.
Peapack-Gladstone Financial
Peoples Financial Services
S&T Bancorp Inc.
Sandy Spring Bancorp Inc.
Sun Bancorp Inc.
Tompkins Financial Corporation
TriState Capital Holdings Inc.
Univest Corp. of Pennsylvania
WSFS Financial Corp.
Washington Trust Bancorp

Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn Mawr Bank Corporation (the "Corporation") that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation's underlying assumptions. The words "may", "would", "should", "could", "will", "likely", "possibly", "expect," "anticipate," "intend", "estimate", "target", "potentially", "probably", "outlook", "predict", "contemplate", "continue", "strategic", "objective", "plan", "forecast", "project" and "believe" or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.

Such factors include, among others, that the integration of Continental Bank's business with the Corporation may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains, may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on management's current beliefs and assumptions as of **January 29, 2016** and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.

The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus ("Offering Memorandum") prepared by or on behalf of the Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety. Any decision to invest in the Corporation's securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor's own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation's then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be "accredited investors" as defined in the securities laws of the United States before they can invest in the Corporation.

Non GAAP Measures

Our management uses non-GAAP financial measures in their analysis of our performance and believes that they provide useful supplemental information that is essential to an investor's understanding of Bryn Mawr Bank Corporation's operating results. These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Reconciliation of GAAP Measures to Non-GAAP Measures

$ in thousands except per share data	4Q14	1Q15	2Q15	3Q15	4Q15
Net income (a GAAP measure)	$7,044	$7,494	$8,119	$7,496	-$6,355
less: tax-effected net gain on sale of available for sale investments	(254)	(527)	(2)	(39)	(38)
add: tax-effected* due diligence and merger-related expenses	622	1,626	841	660	1,209
Add/less: Other	-	339	-	124	12,690
Net income excluding tax-effected* due diligence and merger-related expenses and net gain on sale of available for sale investment securities (a non-GAAP measure)	$7,412	$8,932	$8,958	$8,241	$7,506
Adjusted weighted average diluted shares	13,942,780	17,903,258	18,054,663	17,834,298	17,242,017
Diluted earnings per common share excluding tax-effected* due diligence and merger-related expenses and security gains (a non-GAAP measure)	$0.53	$0.50	$0.50	$0.46	$0.44

*assumed nominal tax rate of 35%

Non GAAP Measures

Return on Average Assets (Core)	4Q14	1Q15	2Q15	3Q15	4Q15
Net income excluding tax-effected* due diligence and merger-related expenses and net gain on sale of available for sale investment securities (a non-GAAP measure)	$7,412	$8,932	$8,958	$8,241	$7,506
Average assets	2,182,842	2,918,156	2,910,701	2,981,308	2,959,011
Return on average assets excluding tax-effected* due diligence and merger-related expenses and net gain on sale of available for sale investment securities (a non-GAAP measure)	1.35%	1.24%	1.23%	1.10%	1.01%

Return on Average Equity (Core)	4Q14	1Q15	2Q15	3Q15	4Q15
Net income excluding tax-effected* due diligence and merger-related expenses and net gain on sale of available for sale investment securities (a non-GAAP measure)	$7,412	$8,932	$8,958	$8,241	$7,506
Average equity	248,935	370,939	379,154	376,604	365,360
Return on average equity excluding tax-effected* due diligence and merger-related expenses and net gain on sale of available for sale investment securities (a non-GAAP measure)	11.81%	9.77%	9.48%	8.68%	8.15%

*assumed nominal tax rate of 35%